NORTH AMERICAN SENIOR FLOATING RATE FUND

SUPPLEMENT DATED MAY 24, 2001

TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

This supplement supercedes any previous supplements.

1. On May 23, 2001, the Board of Directors (the "Board") of the North American Senior Floating Rate Fund, Inc. (the "Fund") approved the termination of CypressTree Investment Management Company, Inc. as subadviser to the Fund effective as of the close of business on May 31, 2001. Additionally, the Board approved the appointment of Stanfield Capital Partners LLC ("Stanfield"), 330 Madison Avenue, New York, New York 10017, as the subadviser of the Fund effective June 1, 2001. Shareholder approval of the new subadvisory agreement between American General Asset Management, Corp. ("AGAM"), the adviser, and Stanfield will be sought at a shareholder meeting anticipated to be held before the end of October, 2001.

Stanfield, a New York limited liability company, is an independent, management-owned company dedicated exclusively to high yield investment management. Stanfield was formed in February 1998 by a team of seasoned investment professionals with strong high yield bank loans and high yield bond management capability. Since 1990, the investment professionals of Stanfield have managed assets aggregating approximately $9.9 billion. As of March 31, 2001, Stanfield's total assets under management were approximately $3.3 billion, consisting of $2.9 billion of high yield bank loans and $400 million of high yield bonds.

The advisory fee paid by the Fund to AGAM will remain the same. AGAM will pay Stanfield an annual fee paid monthly equal to the following percentage of average daily gross assets, based on the size of the Fund: 0.25% for the first $1 billion of average daily gross assets; and 0.20% for average daily gross assets of more than $1 billion.

Investment decisions for the Fund are made by a team headed by Christopher E. Jansen. Prior to joining Stanfield in February 1998, Mr. Jansen was with Chancellor Senior Secured Management, Inc. (now INVESCO Senior Secured Management, Inc.) from 1990 to February 1998, where he was a senior bank loan portfolio manager and credit analyst.

  On May 11, 2001, American General Corporation, the parent of American General Asset Management Corp., Inc. and American General Funds Distributors, Inc., respectively the investment adviser and underwriter to North American Senior Floating Rate Fund, announced that it had terminated its previously announced merger agreement with London-based Prudential plc, and concurrently agreed to be acquired by American International Group, Inc. American International Group, Inc. is one of the world's leading insurance and financial services organizations, and is the largest underwriter of commercial and industrial insurance in the United States. It is currently anticipated that the transaction, which is subject to approval by American General Corporation shareholders, regulatory approvals and other customary conditions, will close by the end of 2001.

3. Effective May 1, 2001, Joseph T. Grause, Jr. ceased serving as an officer and director of the Fund.

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